UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

IKONA GEAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49664	88-0474903
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

1650 Brigantine Drive, Unit #100
Coquitlam, British Columbia V3K 7B5 Canada
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 523-5506

______________________________________________________
(Former name or former address, if changed since last report

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Effective April 5, 2008 Joe Vosburgh resigned as a Director and as a member of the audit and the compensation advisory committees of Ikona Gear International, Inc. (the Company).

     A copy of Mr. Vosburgh’s letter effecting his resignation is filed herewith as Exhibit 1.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit

Item	Title

1.1	Letter from Joe Vosburgh to the Company dated April 5, 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKONA GEAR INTERNATIONAL, INC.
Date: April 7, 2008	By:	/s/ Laith Nosh
Laith Nosh, President